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                      SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549-1004

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                                   FORM 8-K

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                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): April 12, 2002

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                             Global Crossing Ltd.
              (Exact Name of Registrant as Specified in Charter)

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            Bermuda                      001-16201             98-0189783
(State or Other Jurisdiction of  (Commission File Number)         (IRS
        Incorporation)                                          Employer
                                                           Identification No.)


Wessex House, 45 Reid Street, Hamilton Bermuda                  HM12
    (Address of Principal Executive Offices)                 (Zip Code)


       Registrant's telephone number, including area code (441) 296-8600

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Financial Statements.

                  Not applicable.

         (b)      Pro Forma Financial Information.

                  Not applicable.

         (c)      Exhibits.

                  Exhibit No.    Description of Exhibit
                  -----------    ----------------------

                  99.1 Monthly Operating Report for the period from January 28, 2002 (date of filing) to February 28, 2002 of Global Crossing Ltd., et al.

Item 9.  Regulation FD Disclosure.

         In accordance with General Instruction B.2 of Form 8-K, the following information, including Exhibit 99.1, shall not be deemed filed for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. This Report (including the Exhibit hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

         On January 28, 2002, Global Crossing Ltd., a Bermuda company in provisional liquidation in the Supreme Court of Bermuda (the "Company"), and certain of its affiliates (excluding Asia Global Crossing Ltd. and its subsidiaries) commenced Chapter 11 cases in the United States Bankruptcy Court for the Southern District of New York (the "U.S. Bankruptcy Court) and coordinated proceedings in the Supreme Court of Bermuda.

         Attached hereto as Exhibit 99.1 is the Monthly Operating Report filed with the U.S. Bankruptcy Court by the Company for the period from January 28, 2002 (date of filing) to February 28, 2002.

         THE MONTHLY OPERATING REPORT CONTAINS FINANCIAL STATEMENTS AND OTHER FINANCIAL INFORMATION THAT HAS NOT BEEN AUDITED OR REVIEWED BY INDEPENDENT ACCOUNTANTS AND MAY BE SUBJECT TO FUTURE RECONCILIATION AND ADJUSTMENTS. The Monthly Operating Report is in a format prescribed by applicable bankruptcy laws and contains information for periods different from those required in the Company's reports pursuant to the Exchange Act. This information might not be indicative of the Company's financial condition or operating results for the period that would be reflected in the Company's financial statements or in its reports pursuant to the Exchange Act. Results set forth in the Monthly Operating Report should not be viewed as indicative of future results.

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         The Company continues to work with creditors and potential investors to develop a plan of reorganization with the U.S. Bankruptcy Court. The Company does not expect that any such plan, if and when approved by the Court, would include a capital structure in which existing common or preferred equity would retain any value.

         As described in the Monthly Operating Report, a special committee of the Company's board of directors is investigating allegations regarding the Company's accounting and financial reporting practices made by a former employee of the Company. Among these allegations are claims that the Company's accounting for purchases and sales of fiber optic capacity and services with its carrier customers has not complied with Generally Accepted Accounting Principles ("GAAP"). Claims of this nature are also under investigation by the U.S. Securities and Exchange Commission and the U.S. Attorney's Office for the Central District of California.


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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     GLOBAL CROSSING LTD.


                                     By: /s/  Dan J. Cohrs
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                                     Name:   Dan J. Cohrs
                                     Title:  Executive Vice President and
                                             Chief Financial Officer

Dated:  April 12, 2002


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                                 EXHIBIT INDEX


Exhibit No.                        Description
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   99.1        Monthly Operating Report for the period from January 28, 2002
               (date of filing) to February 28, 2002 of Global Crossing Ltd., et al.